March 1, 2024

2024 Summary Prospectus
• iShares Interest Rate Hedged U.S. Aggregate Bond ETF | AGRH | NYSE ARCA
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at https://www.blackrock.com/prospectus. You can also get this information at no cost by calling 1-800-iShares (1-800-474-2737) or by sending an e-mail request to iSharesETFs@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated March 1, 2024, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus. Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com.

The Securities and Exchange Commission and Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iSHARES® INTEREST RATE HEDGED U.S. AGGREGATE BOND ETF
Ticker: AGRHStock Exchange: NYSE Arca
Investment Objective
The iShares Interest Rate Hedged U.S. Aggregate Bond ETF (the “Fund”) seeks to track the investment results of an index designed to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, investment-grade bonds.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares U.S. ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund's prospectus (the “Prospectus”). BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after the fee waiver are equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares Core U.S. Aggregate Bond ETF (“AGG” or the “Underlying Fund”), after taking into account any fee waivers by AGG, plus 0.10% through February 29, 2028. The contractual waiver may be terminated prior to February 29, 2028 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement
0.13%	None	0.00%	0.03%	0.16%	(0.03)%	0.13%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude Acquired Fund Fees and Expenses, if any.

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$13	$42	$77	$192
Portfolio Turnover. The Fund or the Underlying Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate for the Fund or the Underlying Fund may indicate higher transaction costs and may cause the Fund or the Underlying Fund to incur increased expenses. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example (except costs to the Underlying Fund included as part of Acquired Fund Fees and Expenses), affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio. To the extent the Underlying Fund incurs costs from high portfolio turnover, such costs may have a negative effect on the performance of the Fund.
Principal Investment Strategies
The Fund seeks to track the investment results of the BlackRock Interest Rate Hedged U.S. Aggregate Bond Index (the “Underlying Index”), which is designed to minimize the interest rate risk exposure of a portfolio composed of U.S. dollar-denominated, investment-grade bonds, represented in the
Underlying Index by the Underlying Fund, by including a series of up to 10 interest rate swap contracts with different maturities (as determined by BlackRock Index Services, LLC (the “Index Provider”)). As of October 31, 2023, the Underlying Index includes approximately 11 components, and the Underlying Fund includes approximately 13,358 components. The Fund invests in U.S. dollar-denominated, investment-grade bonds primarily through its investment in the Underlying Fund. To be included in the Underlying Fund, securities must have $300 million or more of outstanding face value and must have at least one year remaining to maturity, with the exception of amortizing securities such as mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”), which have lower thresholds as defined by the Underlying Fund's index provider. The Fund seeks to track the interest rate hedging component of the Underlying Index primarily through the use of positions in interest rate swaps (i.e., contracts in which the Fund makes fixed-rate payments while receiving floating-rate payments based on a reference rate). The different maturities and weights of the swap contracts included in the Underlying Index are intended to hedge the portfolio’s duration exposure (i.e., sensitivity to changes in interest rates) at key points on the yield curve, as determined by the Index Provider. The Underlying Index includes a fixed number of shares (to be adjusted in the event of any stock splits) of the Underlying Fund, and the Index Provider rebalances the weights of the swap contracts included in the Underlying Index daily. On a monthly basis, the Index Provider will add new swap contracts to the Underlying Index and remove the previous month’s swap contracts.
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities and instruments in the Fund’s Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may also invest in other interest rate futures contracts, including but not limited to, U.S. Treasuries, Eurodollar and Federal Funds futures. The Fund’s interest rate swap and futures positions are not intended to mitigate credit risk or other factors influencing the price of U.S. dollar-denominated, investment-grade bonds, which may have a greater impact than interest rates.
The CFTC has adopted certain requirements that subject registered investment companies and their advisers to regulation by the CFTC if a registered investment company invests more than a prescribed level of its net asset value in CFTC-regulated futures, options and swaps, or if a registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund’s use or potential use of CFTC-regulated futures, options and swaps above the prescribed levels, it is considered a “commodity pool” and BFA is considered a commodity pool operator (“CPO”) with respect to the Fund under the Commodity Exchange Act (“CEA”).
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund and the Underlying Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities and/or other instruments that collectively have an investment profile similar to that of an applicable underlying index. The securities and/or other instruments selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund or the Underlying Fund may or may not hold all of the securities and/or other instruments in the applicable Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by the Index Provider, an affiliated person of the Fund and of BFA, the Fund’s investment adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s or Underlying Fund's investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Interest Rate Swap Risk. Interest rate swaps are subject to risks applicable to swaps generally, including the risk that a counterparty fails to meet its obligations and the risk that the Fund is not able to liquidate such swap in a timely manner or at all, which could result in losses to the Fund. Because the Fund invests in swaps that are subject to central clearing, these swaps are subject to the risk that a central clearinghouse will go into bankruptcy or become non-operational, and sometimes involve increased transaction costs. Counterparties to over-the-counter (“OTC”) swaps are not subject to these risks. An interest rate swap may fail to perform as intended and may not offset adverse changes in interest rates fully or at all. An interest rate swap may also reduce the Fund’s gains due to favorable changes in interest rates and result in losses to the Fund. Counterparties to interest rate swaps are subject to manipulation in the marketplace of the reference benchmark rate, which may affect the utility of the swap as a hedge.
Hedging Risk. The Fund seeks to mitigate the potential impact of interest rates on the performance of investment-grade bonds by entering into positions in U.S. Treasury and other futures and interest rate swaps. The Fund’s Treasury and other futures positions and interest rate swaps are not intended to mitigate credit risk or other factors influencing the price of investment-grade bonds, which may have a greater impact than interest rates. There is no guarantee that the Fund’s Treasury and other futures and interest rate swap positions will completely eliminate the interest rate risk of the long positions in investment-grade bonds. In addition, when interest rates fall, long–only investment-grade bond investments will perform better than the Fund’s investments. In certain falling interest rate environments, the Fund’s hedging strategy could result in disproportionately larger losses in the Treasury and other futures and interest rate swap positions as compared to gains in the long investment-grade bond positions attributable to interest rate changes. There is no guarantee the Fund will have positive returns, even in environments of sharply rising interest rates in which the Fund’s Treasury and other futures and interest rate swap positions might be expected to mitigate the effects of such rises. The Fund will incur expenses when entering into Treasury and other futures and interest rate swap positions.
Investment in the Underlying Fund Risk. The Fund expects to invest a substantial portion of its assets in the Underlying Fund, so the Fund’s investment performance is likely to be directly related to the performance of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities and instruments in which the Fund invests based on their market valuations. An investment in the Fund will entail more costs and expenses than a direct investment in the Underlying Fund.
As the Fund’s allocations to the Underlying Fund change from time to time, or to the extent that the expense ratio of the Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.
Through its investment in the Underlying Fund, the Fund is exposed to Management Risk, Market Risk, and Market Trading Risk, among other risks.
Market Risk. The Fund and the Underlying Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund, the Underlying Fund and their investments and could result in increased premiums or discounts to the Fund’s or Underlying Fund's NAV.
Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Because the Index Provider is relatively new to the creation of securities indexes, there may be a greater risk that index errors will not be detected as quickly as they might be in the case of an index maintained by a long-standing index provider. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider, and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. Securities and other assets in the Fund's or the Underlying Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this Prospectus) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Calculation Methodology Risk. The Index Provider relies on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s calculation methodology or sources of information will provide an accurate assessment of included components.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Underlying Fund may “call” or repay the security before its stated maturity, and the Underlying Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's or Underlying Fund's income, or in securities with greater risks or with other less favorable features.
Commodity Regulatory Risk. The Fund is deemed a commodity pool and BFA is considered a CPO with respect to the Fund under the CEA. BFA is therefore subject to regulation by the SEC and the CFTC. BFA is also subject to regulation by the National Futures Association (“NFA”). The regulatory requirements governing the use of commodity futures, options on commodity futures, certain swaps or certain other investments could change at any time.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's or the Underlying Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund or the Underlying Fund, the Fund's or the Underlying Fund's adviser, distributor, or other service providers, market makers, Authorized Participants, hedging counterparties to the Fund or the issuers of securities in which the Fund or the Underlying Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, Authorized Participants, hedging counterparties to the Fund or issuers of securities in which the Fund or the Underlying Fund invests.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s or the Underlying Fund's income and potentially in the value of the Fund’s or an Underlying Fund's investments.
Geographic Risk. A natural disaster could occur in a geographic region in which the Fund or Underlying Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund's or the Underlying Fund's investments in, or which are exposed to, the affected region.
High Portfolio Turnover Risk. High portfolio turnover (considered by the Fund to mean higher than 100% annually) may result in increased transaction costs to the Fund or an Underlying Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Income Risk. The Fund's income may decline when yields fall. This decline can occur because the Underlying Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Fund's index are substituted, or the Underlying Fund otherwise needs to purchase additional bonds.
Indexing Investment Risk. The Fund and the Underlying Fund are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund's NAV. Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.
Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund or the Underlying Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain investments, including those held by the
Fund or the Underlying Fund. Because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Underlying Fund to the extent that it invests in floating rate debt securities. The historically low interest rate environment in recent years heightens the risks associated with rising interest rates.
Issuer Risk. The performance of the Fund depends on the performance of individual instruments to which the Fund or the Underlying Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund or Underlying Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities or counterparty on other instruments may cause the value of the securities or instruments to decline.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares, or may invest in the Fund and hold their investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns. These large redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, increase the Fund’s brokerage costs and/or have a material effect on the market price of the Fund shares.
Management Risk. As the Fund will not fully replicate the Underlying Index, it is subject to the risk that BFA's investment strategy may not produce the intended results. The Fund is also subject to the risk that the investment strategy of the Underlying Fund may not produce the intended results.
Market Trading Risk. The Fund and the Underlying Fund face numerous market trading risks, including the potential lack of an active market for their shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S AND THE UNDERLYING FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that, compared with other funds that are classified as “diversified,” the
Fund may invest a greater percentage of its assets in securities issued by or representing a small number of issuers or in derivatives with a limited number of counterparties. As a result, the Fund's performance may depend on the performance of a small number of issuers and counterparties.
Operational Risk. The Fund and the Underlying Fund are exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s or the Underlying Fund's service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund, the Underlying Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund or the Underlying Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential.
Risk of Investing in China. Investments in bonds of Chinese issuers (including variable interest entities associated with an underlying Chinese operating company) subject the Fund or the Underlying Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability.
Chinese issuers are also subject to the risk that Chinese authorities can intervene in their operations and structure. Internal social unrest or confrontations with neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.
China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China's or the region's security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund's investments. Export growth continues to be a major driver of
China's rapid economic growth. Reduction in spending on Chinese products and services, supply chain diversification, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions or a trade war between China and the U.S. or in response to actual or alleged Chinese cyber activity) or a downturn in any of the economies of China's key trading partners may have an adverse impact on the Chinese economy. The Underlying Index may include companies that are subject to economic or trade restrictions (but not investment restrictions) imposed by the U.S. or other governments due to national security, human rights or other concerns of such government. So long as these restrictions do not include restrictions on investments, the Fund is generally expected to invest in such companies, consistent with its objective to track the performance of the Underlying Index.
Chinese issuers are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as issuers in more developed countries. As a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese issuers, and investors may have limited legal remedies. The Fund is not actively managed and does not select investments based on investor protection considerations.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund or the Underlying Fund has exposure.
Risk of Swap Agreements. A swap is a two-party contract that generally obligates each counterparty to exchange periodic payments based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. Swaps may be leveraged and are subject to counterparty risk, credit risk and pricing risk. Swaps may be subject to illiquidity risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Securities Lending Risk. The Fund or the Underlying Fund may engage in securities lending. Securities lending involves the risk that the Fund or the Underlying Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund or the Underlying Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund or Underlying Fund.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Tax Risk. The Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. Income from swaps is generally taxable. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the U.S. Internal Revenue Service (“IRS”). Because the Fund invests in the Underlying Fund, the Fund’s realized losses on sales of shares of the Underlying Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by the Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of the Underlying Fund, if any, would not offset net capital gains of the Fund. Each of these effects is caused by the Fund’s investment in the Underlying Fund and may result in distributions to Fund shareholders being of higher magnitude and less likely to qualify for lower capital gain tax rates than if the Fund were to invest directly in the securities and other instruments composing its portfolio.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's or an Underlying Fund's valuation of a security at the time of calculation of the Fund's or Underlying Fund's NAV, respectively), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. INDEX EXCHANGE TRADED FUNDS (“ETFs”) THAT TRACK INDICES WITH SIGNIFICANT WEIGHT IN SWAP CONTRACTS MAY EXPERIENCE HIGHER TRACKING ERROR THAN OTHER INDEX ETFs
THAT DO NOT TRACK SUCH INDICES.
U.S. Agency Mortgage-Backed Securities Risk. The Underlying Fund invests in MBS issued or guaranteed by the U.S. government or one of its agencies or sponsored entities, some of which may not be backed by the full faith and credit of the U.S. government. MBS represent interests in “pools” of mortgages and are subject to interest rate, prepayment, and extension risk. MBS react differently to changes in interest rates than other bonds, and the prices of MBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. MBS are also subject to the risk of default on the underlying mortgage loans, particularly during periods of economic downturn. Default or bankruptcy of a counterparty to a to-be-announced (“TBA”) transaction would expose the Fund to possible losses.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Underlying Fund's U.S. Treasury obligations to decline.

Valuation Risk. The price the Fund or the Underlying Fund could receive upon the sale of a security or unwind of a financial instrument or other asset may differ from the Fund's or the Underlying Fund's valuation of the security or other asset, particularly for securities or other instruments that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other instruments in the Fund's or the Underlying Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's or the Underlying Fund's shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund or the Underlying Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1 year and since inception compare with those of the Underlying Index and of a relevant broad-based securities index. The performance information in the chart and table assumes that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. If BFA had not waived certain Fund fees during certain periods, the Fund's returns would have been lower.
Calendar Year by Year Returns

The best calendar quarter return during the period shown above was 2.12% in the 4th quarter of 2023; the worst was 1.02% in the 3rd quarter of 2023.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Since Inception
(Inception Date: 6/22/2022)
Return Before Taxes	6.58%	5.36%
Return After Taxes on Distributions[1]	4.55%	3.70%
Return After Taxes on Distributions and Sale of Fund Shares[1]	3.86%	3.38%
Bloomberg U.S. Aggregate Bond Index (Index returns do not reflect deductions for fees, expenses, or taxes)	5.53%	2.10%
BlackRock Interest Rate Hedged U.S. Aggregate Bond Index (Index returns do not reflect deductions for fees, expenses, or taxes)	6.62%	5.16%

1
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2022.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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For more information visit www.iShares.com or call 1-800-474-2737
Investment Company Act file No.: 811-22649
IS-SP-AGRH-0324